================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : JULY 17, 2003



                                IDEX CORPORATION
             (Exact Name of Registrant as Specified in its Charter)




           DELAWARE                       1-10235                36-3555336
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)




                                 630 DUNDEE ROAD
                           NORTHBROOK, ILLINOIS 60062
          (Address of principal executive offices, including zip code)



                                 (847) 498-7070
                         (Registrant's telephone number)




================================================================================

ITEM 9. INFORMATION PROVIDED UNDER ITEM 12 (RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

         The information required by Item 12 is being provided under Item 9 pursuant to SEC Release No. 33-8216.

         The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition." The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

         On July 17, 2003, IDEX Corporation issued a press release announcing financial results for the quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                               IDEX CORPORATION


                               /S/    WAYNE P. SAYATOVIC
                               ---------------------------------------
                               Wayne P. Sayatovic
                               Senior Vice President--Finance, and Chief
                               Financial Officer

July 17, 2003

                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
------            -----------

 99.1*            Second quarter 2003 earnings release dated July 17, 2003




---------------------
* Filed herewith